--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2005

                         PROVECTUS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                    000-09410                90-0031917
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)             Identification No.)

                         7327 Oak Ridge Highway, Suite A
                           Knoxville, Tennessee                     37931
                   (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (865) 769-4011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 3.02.  Unregistered Sales of Equity Securities.

On August 25, 2005, Provectus Pharmaceuticals, Inc., completed a private placement transaction with 2 accredited investors, pursuant to which we sold 600,000 shares of our common stock at a purchase price of $0.75 per share, for an aggregate purchase price of $450,000.00 pursuant to Securities Purchase Agreements with each investor. In connection with the sale of the common stock, we also issued warrants (the "Warrants") to the investors to purchase up to 600,000 shares of our common stock at an exercise price of $0.75 per share. We paid $45,000.00 to Network 1 Financial Securities, Inc. as placement agent for this transaction. The form of Securities Purchase Agreement entered into by each of the investors and the form of Warrant issued to the investors are attached hereto as Exhibit 4.1 and 4.2.

We believe that this offering was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") by reason of Rule 506 of Regulation D and Section 4(2) of the Securities Act, based upon the fact that the offer and issuance of the common stock and warrants satisfied all the terms and conditions of Rules 501 and 502 of the Securities Act, the investors are financially sophisticated and had access to complete information concerning us and acquired the securities for investment and not with a view to the distribution thereof. Proceeds will be used for general corporate purposes.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit
     Number                           Description
-----------------    -----------------------------------------------------------

      4.1            Form of Securities Purchase Agreement

      4.2            Form of Warrant

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 30, 2005

                                            PROVECTUS PHARMACEUTICALS, INC.

                                            By:  /s/ H. Craig Dees
                                               -------------------------------
                                               H. Craig Dees
                                               Chief Executive Officer
































                                       3